UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Date of Amendment: November 6, 2013

HYDROPHI TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55050	27-2880472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRA Employer Identification No.)

3404 Oakcliff Road, Suite C6 Doraville, GA	30340
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 974-9910

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

On November 1, 2013, the Company notified ZBS Group LLP, formerly ZS Consulting Group LLP, (“ZBS”), the independent registered public accounting firm to the Company, that the Company had dismissed the firm because the Company desired to continue to use the services of the accounting firm that had worked previously with Hydro Phi Technologies, Inc., the wholly owned subsidiary of the Company as a result of the reverse merger then completed.  The decision to dismiss ZBS was approved by the Company’s board of directors.

The reports of ZBS on the Company’s balance sheets as of June 30, 2012 and June 30, 2013 and the related consolidated statements of operations, statement of stockholders’ equity (deficiency) and cash flows for the years ended June 30, 2012 and June 30, 2013 and for the period from inception (June 18, 2010) until June 30, 2013, did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that there is substantial doubt about the Company’s ability to continue as a going concern as of June 30 2012 and June 30, 2013.

During the Company’s period of engagement of ZBS from February 5, 2011, through November 1, 2013, there were no disagreements between the Company and ZBS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZBS would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s engagement of ZBS from February 5, 2011 through November 1, 2013.

The Company has provided ZBS with a copy of this disclosure and requested that ZBS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

On November 1, 2013, the Company engaged GBH CPAs, PC (“GBH”), 6002 Rogerdale Road, Houston, TX 77072, as its new independent registered public accounting firm. The engagement of GBH was approved by the Company’s board of directors on November 1, 2013.  GBH was engaged as the independent registered public accounting firm of Hydro Phi Technologies, Inc. before the merger, while Hydro Phi Technologies, Inc. was a private company.

During the Company’s two most recent fiscal years ended June, 30, 2011 and 2012 and through November 1, 2013, neither the Company nor anyone acting on its behalf consulted with GHB regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that GBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter from ZBS is attached hereto as Exhibit 16.2

Item 9.01 – Financial Statements and Exhibits.

(b)  Exhibits

16.1

Letter from ZBS dated November 1, 2013 (Previously filed with Form 8-K filed on November 4, 2013)

16.2

Letter from ZBS dated November 6, 2013 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

HydroPhi Technologies Group, Inc.

Date: November 6, 2013	By:	/s/ Roger M. Slotkin
Roger M. Slotkin
Chief Executive Officer